THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD BE COMPETITIVELY HARMFUL TO THE COMPANY IF DISCLOSED

Exhibit 10.6

AMENDMENT TO POWER SUPPLY CONTRACT

This Amendment to the Power Supply Contract (“Amendment”) is between the Knoxville Utilities Board (hereinafter called “KUB”) and Union Data LLC (hereinafter called “Customer”).

The Customer has been purchasing power and energy from KUB under a Power Supply Contract (hereinafter called “Contract”), dated January 1, 2020 pursuant to which KUB has supplied power and energy to Customer’s address at [***] Maynardville, TN 37807.

Customer now desires to amend the Contract for the remainder of its term for the purpose of increasing its Demand on the existing Power Supply Contract.

KUB agrees to amend the Contract to change the Demand pursuant to the terms and conditions of this Amendment.

KUB and Customer therefore covenant and agree as follows:

SECTION 1 – EFFECTIVE DATE

This Amendment takes effect on May 1, 2020.

SECTION 2 – AMENDMENT OF CONTRACT

KUB and the Customer amend the Contract as follows:

The Contract (Power Supply Contract Demand) shall be amended to read:

Power Supply Contract Demand: Onpeak 200 kW Offpeak 6,800 kW

Service Agreement ID:     3070831616

SECTION 3 – POWER SUPPLY CONTRACT WILL REMAIN IN FULL FORCE & EFFECT.

Except as expressly herein amended, all other terms, conditions and provisions of the Contract shall remain in full force and effect. The Contract, as amended herein, shall be the continuing obligation of KUB and Customer during the term of the Contract. In the event of any conflict between this Amendment and the Contract, as it relates to Power Supply Contract, this Amendment shall prevail.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

Attest: Union Data LLC		Attest: KUB

By:	/s/ Trey Kelly	By:	/s/ Tiffany Martin
Title:	Founder & CEO	Title:	Director, Customer Experience
Print Name:	Trey Kelly	Print Name:	Tiffany Martin
Date:	April 20, 2020	Date:	May 1, 2020

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